                                                                    Exhibit 25.1




                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM T-1



                       STATEMENT OF ELIGIBILITY UNDER THE
                  TRUST INDENTURE ACT OF 1939 OF A CORPORATION
                          DESIGNATED TO ACT AS TRUSTEE



          CHECK IF AN APPLICATION TO DETERMINE ELIGIBILITY OF A TRUSTEE
                      PURSUANT TO SECTION 305(b)(2) /X/



                                  SUNTRUST BANK
               (Exact name of trustee as specified in its charter)

      303 PEACHTREE STREET                    30308                         58-0466330
           30TH FLOOR                       (Zip Code)                   (I.R.S. employer
        ATLANTA, GEORGIA                                               identification no.)
(Address of principal executive
            offices)


                                 LEIGH S. MULLIS
                                  SUNTRUST BANK
                               25 PARK PLACE, N.E.
                                   24TH FLOOR
                           ATLANTA, GEORGIA 30303-2900
                                 (404) 588-7273
            (Name, address and telephone number of agent for service)



                           THE PHOENIX COMPANIES, INC.
               (Exact name of obligor as specified in its charter)

            DELAWARE                                                        06-0493340
(State or other jurisdiction of                                    (IRS employer identification
 incorporation or organization)                                                no.)

        ONE AMERICAN ROW                                                    06102-5056
     HARTFORD, CONNECTICUT                                                  (Zip Code)
(Address of principal executive
            offices)


                           ALL SENIOR DEBT SECURITIES
                     PURSUANT TO REGISTRATION STATEMENT NO.
                       (Title of the indenture securities)

1.      General information.

        Furnish the following information as to the trustee-

               Name and address of each examining or supervising authority to which it is subject.

               DEPARTMENT OF BANKING AND FINANCE,
               STATE OF GEORGIA
               ATLANTA, GEORGIA

               FEDERAL RESERVE BANK OF ATLANTA
               104 MARIETTA STREET, N.W.
               ATLANTA, GEORGIA

               FEDERAL DEPOSIT INSURANCE CORPORATION
               550 17TH STREET, N.W.
               WASHINGTON, D.C.

               Whether it is authorized to exercise corporate trust powers.

               YES.


2.      Affiliations with Obligor.

        If the obligor is an affiliate of the trustee, describe each such affiliation.

        NONE.


3-12 NO RESPONSES ARE INCLUDED FOR ITEMS 3 THROUGH 12. RESPONSES TO THOSE ITEMS ARE NOT REQUIRED BECAUSE, AS PROVIDED IN GENERAL INSTRUCTION B AND AS SET FORTH IN ITEM 13(B), THE OBLIGOR IS NOT IN DEFAULT ON ANY SECURITIES ISSUED UNDER INDENTURES UNDER WHICH SUNTRUST BANK IS A TRUSTEE.


13.     Defaults by the Obligor.


        (a) State whether there is or has been a default with respect to the securities under this indenture. Explain the nature of any such default.

        THERE IS NOT AND HAS NOT BEEN ANY DEFAULT UNDER THIS INDENTURE.

        (b) If the trustee is a trustee under another indenture under which any other securities, or certificates of interest or participation in any other securities, of the obligor are outstanding, or is trustee for more than one outstanding series of securities under the indenture, state whether there has been a default under any such indenture or series, identify the indenture or series affected, and explain the nature of any such default.

        THERE HAS NOT BEEN ANY SUCH DEFAULT.


14-15 NO RESPONSES ARE INCLUDED FOR ITEMS 14 AND 15. RESPONSES TO THOSE ITEMS ARE NOT REQUIRED BECAUSE, AS PROVIDED IN GENERAL INSTRUCTION (B) TO ITEM 13, THE OBLIGOR IS NOT IN

        DEFAULT IN DEFAULT ON ANY SECURITIES ISSUED UNDER INDENTURES UNDER WHICH SUNTRUST BANK IS A TRUSTEE.

16.     List of Exhibits.

        List below all exhibits filed as a part of this statement of eligibility; exhibits identified in parentheses are filed with the Commission and are incorporated herein by reference as exhibits hereto pursuant to Rule 7a-29 under the Trust Indenture Act of 1939, as amended, and Rule 24 of the Commission's Rules of Practice.

       (1) A copy of the Articles of Amendment and Restated Articles of Association of the trustee as now in effect (Exhibit 1 to Form T-1, Registration No. 333-85232 filed by Boston Private Financial Holdings, Inc.).

       (2) A copy of the certificate of authority of the trustee to commence business. (Exhibit 2 to Form T-1, Registration No. 333-32106 filed by Sabre Holdings Corporation).

       (3) A copy of the authorization of the trustee to exercise corporate trust powers. (Exhibits 2 and 3 to Form T-1, Registration No. 333-32106 filed by Sabre Holdings Corporation).

       (4) A copy of the existing by-laws of the trustee as now in effect (Exhibit 4 to Form T-1, Registration No. 333-85232 filed by Boston Private Financial Holdings, Inc.).

       (5)  Not applicable.

       (6) The consent of the trustee required by Section 321(b) of the Trust Indenture Act of 1939.

       (7) A copy of the latest report of condition of the trustee published pursuant to law or the requirements of its supervising or examining authority as of the close of business on September 30, 2002.

       (8)  Not applicable.

       (9)  Not applicable.

                                    SIGNATURE

        Pursuant to the requirements of the Trust Indenture Act of 1939 the trustee, SunTrust Bank, a banking corporation organized and existing under the laws of the State of Georgia, has duly caused this statement of eligibility and qualification to be signed on its behalf by the undersigned, thereunto duly authorized, all in the City of Atlanta and the State of Georgia, on the 12th day of December, 2002.

                                       SUNTRUST BANK


                                       By:    /s/ Leigh S. Mullis
                                            -------------------------------
                                              Leigh S. Mullis
                                              Vice President

                              EXHIBIT 1 TO FORM T-1

                             ARTICLES OF ASSOCIATION
                                       OF
                                  SUNTRUST BANK


             (Incorporated by reference from Exhibit 1 to Form T-1, Registration No. 333-85232 filed by Boston Private Financial Holdings, Inc.)

                              EXHIBIT 2 TO FORM T-1

                            CERTIFICATE OF AUTHORITY
                                       OF
                       SUNTRUST BANK TO COMMENCE BUSINESS


             (Incorporated by reference from Exhibit 2 to Form T-1, Registration No. 333-32106 filed by Sabre Holdings Corporation)

                              EXHIBIT 3 TO FORM T-1

                                  AUTHORIZATION
                                       OF
                            SUNTRUST BANK TO EXERCISE
                             CORPORATE TRUST POWERS


          (Incorporated by reference from Exhibit 2 and 3 to Form T-1, Registration No. 333-32106 filed by Sabre Holdings Corporation)

                              EXHIBIT 4 TO FORM T-1

                                     BY-LAWS
                                       OF
                                  SUNTRUST BANK


             (Incorporated by reference from Exhibit 4 to Form T-1, Registration No. 333-85232 filed by Boston Private Financial Holdings, Inc.)

                              EXHIBIT 5 TO FORM T-1

                    (INTENTIONALLY OMITTED. NOT APPLICABLE.)

                              EXHIBIT 6 TO FORM T-1

                               CONSENT OF TRUSTEE


        Pursuant to the requirements of Section 321(b) of the Trust Indenture Act of 1939, in connection with the proposed issuance on a delayed basis of up to $750,000,000 of debt securities, shares of common stock, shares of preferred stock, depositary shares, stock purchase units or stock purchase contracts and warrants to purchase debt securities, common stock or preferred stock of The Phoenix Companies, Inc., SunTrust Bank hereby consents that reports of examinations by Federal, State, Territorial or District Authorities may be furnished by such authorities to the Securities and Exchange Commission upon request therefor.


                                        SUNTRUST BANK



                                        By:  /s/ Leigh S. Mullis
                                             ------------------------------
                                               Leigh S. Mullis
                                               Vice President

                              EXHIBIT 7 TO FORM T-1

                               REPORT OF CONDITION
                                   (ATTACHED)

                                               FFIEC 031
 SunTrust Bank                                 Consolidated Report of Condition
 ATLANTA , GA 30302                            for September 30, 2002
 Certificate Number: 00867

CONSOLIDATED REPORT OF CONDITION FOR INSURED COMMERCIAL
AND STATE-CHARTERED SAVINGS BANKS FOR SEPTEMBER 30, 2002

All schedules are to be reported in thousands of dollars. Unless otherwise indicated, report the amount outstanding as of the last business day of the quarter.

SCHEDULE RC - BALANCE SHEET                                                 C400

Dollar Amounts in Thousands


ASSETS
1. Cash and balances due from depository institutions (from Schedule RC-A):                                 RCFC
                                                                                                            ----
   a. Noninterest bearing balances and currency and coin (1) ..................                             0081      4,200,94  1.a
                                                                                                                    -----------
   b. Interest-bearing balances (2) ...........................................                             0071       789,620  1.b
                                                                                                                    -----------
2. Securities:

   a. Held-to-maturity securities (from Schedule RC-B, column A) ..............                             1754             0  2.a
                                                                                                                    -----------
   b. Available-for-sale securities (from Schedule RC-B, column D) ............                             1773    18,383,085  2.b
                                                                                                                    -----------
3. Federal funds sold and securities purchased under agreements to resell(3) ..                             B987       477,688  3
                                                                                                            B989     3,459,165
                                                                                                                    -----------
4. Loans and lease financing receivables (from Schedule RC-C):                    RCFD
                                                                                  ----
   a. Loans and leases held for sale............................................  5369       4,745,817
                                                                                            -----------
   b. Loans and leases, net of unearned income..................................  B528      72,209,556                          4.a
                                                                                            -----------
   c. LESS: Allowance for loan and lease losses.................................  3123         911,991                          4.b
                                                                                            -----------
   d. Loans and leases, net of unearned income, allowance, and reserve                                      RCFD
                                                                                                            ----
     (item 4.a minus 4.b and 4.c) .............................................                             B529    71.297,565  4.d
                                                                                                                   ------------
5.   Tracing assets (from Schedule RC-D) ......................................                             3545     1,087,823  5.
                                                                                                                   ------------
6.   Premises and fixed assets (including capitalized leases) .................                             2145     1,341,756  6.
                                                                                                                   ------------
7.   Other real estate owned (from Schedule RC-M) .............................                             2150        21,067  7.
                                                                                                                   ------------
8.   Investments in unconsolidated subsidiaries and associated companies
       (from Schedule RC-M) ...................................................                             2130             0  8.
                                                                                                                   ------------
9.   Customers' liability to this bank on acceptances outstanding .............                             2155         9,021  9.
                                                                                                                   ------------
10.  Intangible assets ........................................................                             2143                10.

    a.  Goodwill ..............................................................                             3163       759,397  10.a
                                                                                                                   ------------
    b.  Other intangible assets from Schedule RC-M ............................                             0426       649,357  10.b
                                                                                                                   ------------
11.  Other assets (from Schedule RC-F) ........................................                             2160     2,394,142  11.
                                                                                                                   ------------
12.  Total assets (sum of items 1 through 11) .................................                             2170   109,616,497  12.
                                                                                                                   ------------

--------

(1)  Includes cash items in process of collection and unposted debits.

(2)  Includes time certificates of deposit not held for trading.

(3) Includes all securities resale agreements in domestic and foreign offices, regardless of maturity.

SunTrust Bank                                  FFIEC 031
ATLANTA , GA 30302                             Consolidated Report of Condition
Certificate Number: 00867                      for September 30, 2002

SCHEDULE RC - CONTINUED
                                                     Dollar Amounts in Thousands


LIABILITIES

13.  Deposits:                                                                                        RCON
                                                                                                      ----
                                                                                                                ------------
     a.  In domestic offices (sum of totals of columns A and C from
            Schedule RC-E, part 1):                                               RCON                2200       70,605,302  13.a
                                                                                  ----
                                                                                        ------------            ------------
         (1)  Noninterest-bearing (4) ..........................................  6631    8,842,143                          13.a.1
                                                                                        ------------
         (2)  Interest-bearing .................................................  6636   61,763,159                          13.a.2
                                                                                        ------------
     b.  In foreign offices, Edge and Agreement subsidiaries, and IBFs                                RCFN                   13.b
                                                                                                      ----
         (from Schedule RC-E, part II) .........................................  RCFN                2200        3,437,572
                                                                                  ----
         (1)  Noninterest-bearing ..............................................  6631            0                          13.b.1
         (2)  Interest-bearing .................................................  6636    3,437,572   RCFD                   13.b.2
                                                                                                      ----

14.  Federal funds purchased and securities sold under agreements to repurchase

     a. Federal funds purchased in domestic offices (5) ........................                      B993        3,906,704  14
     b. Securities sold under agreements to repurchase (6) .....................                      B995        8,637,561
                                                                                                                ------------
                                                                                                      RCFD
15.  Trading liabilities (from Schedule RC-D) ..................................                      3548          952,619  15.a
                                                                                                                ------------
16.  Other borrowed money (includes mortgage indebtedness and obligations under                       3190        8,184,543
     capitalized leases) (from Schedule RC-M):
                                                                                                                ------------

17.  Not applicable ............................................................

18.  Bank's liability on acceptances executed and outstanding ..................                      2920            9,021  18
                                                                                                                ------------
19.  Subordinated notes and debentures (7) .....................................                      3200        1,687,547  19
                                                                                                                ------------
20.  Other liabilities (from Schedule RC-G) ....................................                      2930        2,281,159  20
                                                                                                                ------------
21.  Total liabilities (sum of items 13 through 20) ............................                      2948       99,702,028  21
                                                                                                                ------------
22.  Minority interest in consolidated subsidiaries ............................                      3000        1,017,493  22
                                                                                                                ------------

     EQUITY CAPITAL

23.  Perpetual preferred stock and related surplus .............................                      3838                0  23
                                                                                                                ------------
24.  Common stock ..............................................................                      3230           21,600  24
                                                                                                                ------------
25.  Surplus (exclude all surplus related to preferred stock) ..................                      3839        2,534,707  25
                                                                                                                ------------
26.  a.  Retained earnings .....................................................                      3632        5,386,884  26.a
                                                                                                                ------------
     b.  Accumulated other comprehensive income (8) ............................                      B530          953,785  26.b
                                                                                                                ------------
27.  Other equity capital components (9) .......................................                      A130                0  27
                                                                                                                ------------
28.  Total equity capital (sum of items 23 through 27) .........................                      3210        8,896,976  28
                                                                                                                ------------
29.  Total liabilities minority interest, and equity capital
       (sum of items 21, 22 and 28) ............................................                      3300      109,616,497  29
                                                                                                                ------------

   MEMORANDUM

   TO BE REPORTED WITH THE MARCH REPORT OF CONDITION.

1. Indicated in the box at the right the number of the statement below that best      RCFD        Number
   describes the most comprehensive level of auditing work performed for the          ----
   bank by independent external auditors as of any date during 2001 .............     6724         N.A  M.1

1= Independent audit of the bank conducted in 5.= Directors' examination of the bank performed accordance with generally accepted auditing by other external auditors (may be required standards by a certified public accounting by state chartering authority) firm which submits a report on the bank

2= Independent audit of the bank's parent holding company conducted in accordance with generally accepted auditing standards by a certified public accounting firm which submits a report on the consolidated holding company (but not on the bank separately)

3= Attestation on bank management's assertion on the effectiveness of the bank's internal control over financial reporting by a certified public accounting firm

4= Directors' examination of the bank conducted in accordance with generally accepted auditing standards by a certified public accounting firm (may be required by state chartering authority)

5.= Directors' examination of the bank performed by other external auditors (may be required by state chartering authority)

6=   Review of the bank's financial statements by external auditors

7=   Compilation of the bank's financial statements by external auditors

8=   Other audit procedures (excluding tax preparation work)

9=   No external audit work


-----------------

(1)  Includes cash items in process of collection.

(2)  Includes time certificates of deposit not held for trading.

(3) Includes all securities resale agreements in domestic and foreign offices, regardless of maturity.

(4) Includes total demand deposits and noninterest-bearing time and savings deposits.

(5) Report overnight Federal Home Loan Bank advances and Schedule RC, item 16, "other borrowed money."

(6) Includes all securities repurchase agreements in domestic and foreign offices, regardless of maturity.

(7)  Includes limited-life preferred stock and related surplus.

(8) Includes net unrealized holding gains (losses) on available-for-sale securities, accumulated net gains (losses) on cash flow hedges, cumulative foreign currency translation adjustments, and minimum pension liability adjustments.

(9)  Includes treasury stock and unearned Employee Stock Ownership Plan Shares.

                              EXHIBIT 8 TO FORM T-1

                    (INTENTIONALLY OMITTED. NOT APPLICABLE.)

                              EXHIBIT 9 TO FORM T-1

                    (INTENTIONALLY OMITTED. NOT APPLICABLE.)



                                       16